Significant Events	12 Months Ended
Dec. 31, 2023
Significant Events [Abstract]
Significant events
2.	Significant events

a.	On June 11, 2021, a contract was signed for the purchase of fixed assets from Kobelco, for USD $10.0 million, for wire production, located in Silao Guanajuato. (CHQ Wire Mexico, S.A. de C.V.)

b.	In August 2023, Republic Steel announced the closure of its steelmaking operations in Canton, Solon, Massillon Ohio and Lackawanna, New York effective September 2023, indefinitely due to various economic factors, including deteriorating market conditions and operational costs. Republic Steel will continue servicing its customers from its plant in Tlaxcala, Mexico. For this reason, management has determined that its long-lived assets at such facilities may not be fully recoverable. Management performed an analysis of the fair value of the four facilities with the assistance of an independent valuation firm and determined the net book value exceeded the fair value by approximately U.S.$130.7 million (Ps. 2,701 million) and as such recognized an asset impairment of this amount during the year ended December 31, 2015.